                                                                    EXHIBIT 99.5


(MERRILL LYNCH LOGO)           COMPUTATIONAL MATERIALS FOR
                               MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                               SERIES 2005-SL3
--------------------------------------------------------------------------------


                              ABS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS

                          $[359,443,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-SL3




                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                    ABN AMRO
                                    TRUSTEE

                               OCTOBER [27], 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)           COMPUTATIONAL MATERIALS FOR
                               MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                               SERIES 2005-SL3
--------------------------------------------------------------------------------


                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy, nor shall there be any sale of the securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

DYNAMIC CREDIT COLLATERAL ANALYSIS
MLMI 2005-SL3 ***USE ONLY THE COLLATERAL SUPPORTING THE TRANCHE WE ARE BUYING***
            *** ROW D USES TOTAL COLLATERAL SUPPORTING TRANCHE AS A DENOMINATOR,
                     ALL OTHER ROWS USE ROW TOTALS AS A DENOMINATOR***

I. FICO AND LTV

                                    Row - %         Wtd Avg     Wtd Avg Wtd Avg Wtd Avg  Wtd Avg
FICO Low     FICO High  LTV    Total Collateral Curr. Bal./Loan   FICO    DTI     LTV     GWAC    % SFD % PUD % Owner Occ % Investor
--------     ---------  ---    ---------------- ---------------   ----    ---     ---     ----    ----- ----- ----------- ----------
     500           524  > 65%
     525           574  > 65%
     575           599  > 65%        2.76          36,100.05     594.79  41.31    98.8   10.8852  74.28 17.32   100.00       0.00
     600           619  > 70%       11.44          37,860.60     610.23  42.24   98.89   10.8193  75.08 13.68    99.70       0.07
     620           639  > 70%       16.23          42,685.27     629.55  42.18   98.66   10.5957  70.27 13.84    99.40       0.47
     640           659  > 70%       15.25          47,552.19     648.97  41.66   98.25   10.1556  66.28 13.68    97.85       1.98
     660           679  > 80%       13.87          52,574.48     669.11  40.17   98.18   9.91399  62.20 16.82    96.51       3.06
     680           699  > 80%       11.26          50,754.56     688.81  39.01   97.56   9.53279  59.91 17.51    93.00       6.44
     700           724  > 80%       10.62          49,783.72     711.1   37.8    97.22   9.20723  62.15 17.20    88.74      10.13
     725           749  > 80%        7.95          50,803.68     736.22  38.11   96.89   8.92447  58.87 17.76    89.76       9.15
     750 max            > 90%        6.07          47,122.19     770.74  35.65   98.22   8.90459  60.35 15.83    89.10       9.57

                                                                                      % With
FICO Low     FICO High % 2+ family % Full Doc % Ltd Doc % No Doc % MI  % Int Only  Seconds
--------     --------- ----------- ---------- --------- -------- ----  ----------  -------
     500           524
     525           574
     575           599    2.29        98.30      1.70     0.00     0      0.00           0
     600           619    4.56        79.93     20.07     0.00     0      0.00           0
     620           639    7.10        56.37     43.14     0.49     0      0.00           0
     640           659    9.65        42.22     57.20     0.58     0      0.00           0
     660           679    10.37       32.48     64.15     3.37     0      0.00           0
     680           699    14.32       29.91     63.18     6.91     0      0.00           0
     700           724    12.70       33.93     60.57     5.50     0      0.00           0
     725           749    13.85       31.54     57.91     10.55    0      0.00           0
     750 max              14.87       43.53     47.91     8.56     0      0.00           0

II. LTV AND DTI

                                   Row - %          Wtd Avg     Wtd Avg Wtd Avg Wtd Avg  Wtd Avg
 LTV Low     LTV High  DTI     Total Collateral Curr. Bal./Loan   FICO    DTI     LTV     GWAC   % SFD  % PUD % Owner Occ % Investor
 -------     --------  ---     ---------------- ---------------   ----    ---     ---     ----   -----  ----- ----------- ----------
  70.00%       79.99%  > 50%         0.05          67,993.12      660.3  52.73   52.98   7.80084 100.00  0.00    78.00      22.00
  80.00%       84.99%  > 50%         0.03          51,166.03     611.42  50.33   76.8    9.70603  68.30 31.70   100.00       0.00
  85.00%       89.99%  > 50%         0.07          40,156.44     682.99  52.72   88.61   8.70043  76.48 23.52   100.00       0.00
  90.00%       94.99%  > 50%         0.10          33,511.19     674.76  52.04   92.03   9.62307  46.24 38.11    81.29      15.65
  95.00%       99.99%  > 50%         1.87          63,187.57     651.55  52.23   97.45  10.19     60.09 22.45    97.67       2.33
 100.00%      109.99%  > 50%         5.84          46,727.04     647.91  53.39  100      9.74043  71.66 11.67    99.84       0.16
 110.00% max           > 50%

                                                                                     % With
 LTV Low     LTV High    % 2+ family % Full Doc % Ltd Doc % No Doc % MI  % Int Only  Seconds
 -------     --------    ----------- ---------- --------- -------- ----  ----------  -------
  70.00%       79.99%       0.00        78.00     22.00     0.00     0      0.00           0
  80.00%       84.99%       0.00       100.00      0.00     0.00     0      0.00           0
  85.00%       89.99%       0.00       100.00      0.00     0.00     0      0.00           0
  90.00%       94.99%       15.65       41.57     58.43     0.00     0      0.00           0
  95.00%       99.99%       5.66        53.75     46.25     0.00     0      0.00           0
 100.00%      109.99%       6.53        94.76      5.24     0.00     0      0.00           0
 110.00% max

III. DTI AND FICO

                                     Row - %        Wtd Avg     Wtd Avg Wtd Avg Wtd Avg  Wtd Avg
  DTI Low    DTI High   FICO   Total Collateral Curr. Bal./Loan   FICO    DTI     LTV     GWAC    % SFD % PUD % Owner Occ % Investor
  -------    --------   ----   ---------------- ---------------   ----    ---     ---     ----    ----- ----- ----------- ----------
  20.00%     29.99%    < 550         9.49          38,991.00     687.96  25.63   96.12   9.51045  65.61 18.64    88.20      10.98
  30.00%     34.99%    < 600         9.07          38,023.57     681.85  32.67   96.8    9.57052  66.44 15.60    92.31       7.33
  35.00%     39.99%    < 675         7.11          44,324.05     719.28  37.56   95.31   8.96144  69.64 13.58    89.21      10.26
  40.00%     44.99%    < 675        12.32          57,819.10     715.15  42.87   96.74   9.19905  57.31 13.47    95.61       4.07
  45.00%     49.99%    < 700         3.66          56,003.48     733.93  47.54   95.62   8.41915  70.46 13.49    93.02       6.63
  50.00%     54.99%    < 750         0.15          36,043.06     770.19  52.42   97.49   7.73936  61.33  9.10    98.05       0.00
     56% max           < 750         0.03          29,636.14     778.31  57.53   98.65   6.89985  29.96 70.04   100.00       0.00

III. DTI AND FICO

                                                                                     % With
  DTI Low    DTI High    % 2+ family % Full Doc % Ltd Doc % No Doc % MI  % Int Only  Seconds
  -------    --------    ----------- ---------- --------- -------- ----  ----------  -------
  20.00%     29.99%         7.38        53.81     46.19     0.00     0      0.00           0
  30.00%     34.99%         7.17        50.29     49.71     0.00     0      0.00           0
  35.00%     39.99%         7.95        34.11     65.52     0.37     0      0.00           0
  40.00%     44.99%         21.58       24.25     75.75     0.00     0      0.00           0
  45.00%     49.99%         9.82        46.46     53.54     0.00     0      0.00           0
  50.00%     54.99%         13.92      100.00      0.00     0.00     0      0.00           0
     56% max                0.00       100.00      0.00     0.00     0      0.00           0

IV. LIMITED AND STATED  DOC

                                    Row - %         Wtd Avg     Wtd Avg Wtd Avg Wtd Avg  Wtd Avg
FICO Low     FICO High         Total Collateral Curr. Bal./Loan   FICO    DTI     LTV     GWAC    % SFD % PUD % Owner Occ % Investor
--------     ---------         ---------------- ---------------   ----    ---     ---     ----    ----- ----- ----------- ----------
     500        524
     525        574
     575        599                  0.05        35,217.00      594.51  38.91   83.03   10.1331  100.00  0.00   100.00       0.00
     600        619                  2.30        44,591.38      611.87  43.25   97.67   11.5207   68.82 19.67    99.67       0.33
     620        639                  7.04        48,714.42      630.23  41.67   97.84   11.06     69.00 13.60    99.59       0.41
     640        659                  8.78        53,237.54      649.3   41.37   98.01   10.5179   64.57 13.52    97.68       2.03
     660        679                  9.17        58,757.82      669.05  39.59   97.3    10.183    60.35 17.11    95.25       4.16
     680        699                  7.52        56,756.47      688.67  38.44   96.65    9.79157  59.00 17.15    93.20       6.31
     700        724                  6.59        54,608.63      710.81  38.13   97.11    9.61364  62.60 16.61    87.79      11.48
     725        749                  4.76        54,068.90      735.82  38.45   96.94    9.29099  58.11 15.30    89.27       9.90
     750 max                         4.05        47,424.59      769.07  34.72   95.25    9.4238   52.47 15.92    76.00      22.24


FICO Low     FICO High         % 2+ family % Full Doc % Ltd Doc % No Doc % MI  % Int Only   % CA    % NY   % FL
--------     ---------         ----------- ---------- --------- -------- ----  ----------   ----    ----   ----
     500        524
     525        574
     575        599               0.00        0.00      100.00    0.00     0      0.00      0.00   19.70   0.00
     600        619               3.08        0.00      100.00    0.00     0      0.00     31.76    0.97  15.20
     620        639               8.76        0.00      100.00    0.00     0      0.00     32.22    4.66   8.82
     640        659               11.68       0.00      100.00    0.00     0      0.00     39.87    4.79   8.87
     660        679               12.71       0.00      100.00    0.00     0      0.00     38.63    6.87   7.51
     680        699               15.57       0.00      100.00    0.00     0      0.00     41.71    5.90   6.86
     700        724               16.07       0.00      100.00    0.00     0      0.00     40.47    5.33   8.21
     725        749               16.65       0.00      100.00    0.00     0      0.00     40.27    8.11   5.73
     750 max                      22.19       0.00      100.00    0.00     0      0.00     34.27    8.72   7.68

V. HIGH LTV LOANS

                            Row - %          Wtd Avg    Wtd Avg Wtd Avg  Wtd Avg Wtd Avg
LTV           LTV      Total Collateral Curr. Bal./Loan  FICO    DTI      LTV     GWAC   % SFD  % PUD  % Owner Occ % Investor
---           ---      ---------------- ---------------  ----    ---      ---     ----   -----  -----  ----------- ----------
 0             80
 -             --
 80.01%      89.99%          4.43          38,863.06    705.37  36.16     87.17    8.58   64.58  24.00     81.08      18.10
 90.00%      94.99%          8.39          37,749.08    704.41  35.25     91.97    9.38   56.67  19.92     70.08      27.66
 95.00%      99.99%         24.28          53,666.42    673.99  39.98     97.03   10.05   62.81  17.06     93.14       5.84
100.00%     109.99%         59.98          45,287.32    663.09  40.99    100.00   10.03   67.18  13.95     99.57       0.30
110.00% max


LTV           LTV      % 2+ family % Full Doc % Ltd Doc % No Doc % MI % Int Only % CA  % NY  % FL    2/28   3/27   5/25
---           ---      ----------- ---------- --------- -------- ---- ---------- ----  ----  ----    ----   ----   ----
 0             80
 -             --
 80.01%      89.99%        7.98        53.91     39.88     6.21  0.00    0.00    23.09  5.39 6.36       0      0      0
 90.00%      94.99%        15.92       41.53     50.10     8.37  0.00    0.00    17.58  4.32 9.42       0      0      0
 95.00%      99.99%        9.53        30.33     65.55     4.13  0.00    0.00    39.70  4.15 7.17       0      0      0
100.00%     109.99%        10.14       52.51     44.97     2.52  0.00    0.00    24.58  4.97 7.92       0      0      0
110.00% max

VI. IO LOANS

                             Row - %          Wtd Avg   Wtd Avg Wtd Avg  Wtd Avg Wtd Avg
FICO Low    FICO High  Total Collateral Curr. Bal./Loan  FICO    DTI      LTV     GWAC   % SFD  % PUD  % Owner Occ % Investor
--------    ---------  ---------------- ---------------  ----    ---      ---     ----   -----  -----  ----------- ----------
    500        524
    525        574
    575        599
    600        619
    620        639
    640        659
    660        679
    680        699
    700        724
    725        749
    750 max


FICO Low    FICO High  % 2+ family % Full Doc % Ltd Doc % No Doc % MI % Int Only % CA  % NY  % FL  2 yr IO 3 yr IO 5 yr IO
--------    ---------  ----------- ---------- --------- -------- ---- ---------- ----  ----  ----  ------- ------- -------
    500        524
    525        574
    575        599
    600        619
    620        639
    640        659
    660        679
    680        699
    700        724
    725        749
    750 max

VI (A) INVESTOR LOANS

                            Row - %          Wtd Avg    Wtd Avg Wtd Avg  Wtd Avg Wtd Avg
FICO Low    FICO High  Total Collateral Curr. Bal./Loan  FICO    DTI      LTV     GWAC   % SFD  % PUD  % Owner Occ % Investor
--------    ---------  ---------------- ---------------  ----    ---      ---     ----   -----  -----  ----------- ----------
    500        524
    525        574
    575        599
    600        619           0.51          28,229.43    619.00  43.65    97.28    10.99  100.00   0.00      0.00      100.00
    620        639           0.77          28,514.17    626.08  37.12    94.05    11.74    0.00   0.00      0.00      100.00
    640        659           1.15          43,743.47    648.08  35.25    93.55    11.67   36.78  15.22      0.00      100.00
    660        679           0.77          35,858.53    669.75  31.44    89.13    11.56   30.81  23.48      0.00      100.00
    680        699           1.47          31,636.79    687.86  31.92    90.91    10.88   32.34  27.90      0.00      100.00
    700        724           5.05          31,671.05    712.59  32.01    90.64    10.47   37.43  15.77      0.00      100.00
    725        749           0.00          27,611.58    738.53  27.53    91.28    10.45   36.62  21.61      0.00      100.00
    750 max                  0.00          29,568.76    771.99  29.34    91.31    10.47   35.12  15.13      0.00      100.00


FICO Low    FICO High  % 2+ family % Full Doc % Ltd Doc % No Doc % MI % Int Only % CA  % NY  % FL  2 yr IO 3 yr IO 5 yr IO
--------    ---------  ----------- ---------- --------- -------- ---- ---------- ----  ----  ----  ------- ------- -------
    500        524
    525        574
    575        599
    600        619          0.00        0.00     100.00     0.00 0.00    0.00     0.00  0.00  0.00       0      0        0
    620        639         86.99       62.01     37.99      0.00 0.00    0.00     0.00  0.00  0.00       0      0        0
    640        659         44.05       38.26     58.91      2.83 0.00    0.00    26.28  0.00  8.96       0      0        0
    660        679         39.40       13.73     75.51     10.76 0.00    0.00    14.39  0.00 14.99       0      0        0
    680        699         36.88       29.08     61.27      9.65 0.00    0.00    15.57  1.58  4.56       0      0        0
    700        724         39.88       27.88     66.06      6.06 0.00    0.00    12.13  2.58 11.44       0      0        0
    725        749         35.72       29.49     61.12      9.39 0.00    0.00    15.47  0.00 10.97       0      0        0
    750 max                40.71       31.75     61.22      7.03 0.00    0.00    14.61  0.00  8.85       0      0        0

VI.(B) NINA LOANS

                            Row - %          Wtd Avg    Wtd Avg Wtd Avg  Wtd Avg Wtd Avg
FICO Low    FICO High  Total Collateral Curr. Bal./Loan  FICO    DTI      LTV     GWAC   % SFD  % PUD  % Owner Occ % Investor
--------    ---------  ---------------- ---------------  ----    ---      ---     ----   -----  -----  ----------- ----------
    500        524
    525        574
    575        599
    600        619
    620        639           0.08          50,198.76    632.74  0.00     97.01    11.99   18.07   0.00     100.00       0.00
    640        659           0.09          55,754.99    651.29  0.00     90.80    10.91    4.64   0.00      90.39       9.61
    660        679           0.52          70,053.88    672.24  37.91    93.58    11.73   45.30  27.43      89.57      10.43
    680        699           0.78          60,941.12    689.44  9.74     96.49    10.84   46.62  22.95      87.13       9.60
    700        724           0.58          62,787.54    713.31  7.79     97.56    11.17   30.26  37.60      84.97      11.88
    725        749           0.85          77,947.71    736.41  0.00     95.32    10.49   35.82  42.57      86.69       8.52
    750 max                  0.66          67,471.65    770.43  0.00     95.85    10.94   60.28  19.29      84.44      15.56


FICO Low    FICO High   % 2+ family % Full Doc % Ltd Doc % No Doc % MI % Int Only % CA  % NY  % FL  2 yr IO 3 yr IO 5 yr IO
--------    ---------   ----------- ---------- --------- -------- ---- ---------- ----  ----  ----  ------- ------- -------
    500        524
    525        574
    575        599
    600        619
    620        639           69.68       0.00       0.00   100.00 0.00    0.00     0.00 20.50  0.00       0      0        0
    640        659           95.36       0.00       0.00   100.00 0.00    0.00    42.42  0.00  0.00       0      0        0
    660        679           18.38       0.00       0.00   100.00 0.00    0.00     7.83  0.00  7.89       0      0        0
    680        699           18.14       0.00       0.00   100.00 0.00    0.00    25.59 10.24  4.30       0      0        0
    700        724           11.52       0.00       0.00   100.00 0.00    0.00    15.01  3.08 20.36       0      0        0
    725        749           16.38       0.00       0.00   100.00 0.00    0.00    28.81  6.63  3.70       0      0        0
    750 max                  20.43       0.00       0.00   100.00 0.00    0.00    19.55  7.99 12.73       0      0        0

VII. SECOND LIEN LOANS (IF ANY)

                            Row - %          Wtd Avg    Wtd Avg Wtd Avg  Wtd Avg Wtd Avg
FICO Low    FICO High  Total Collateral Curr. Bal./Loan  FICO    DTI      CLTV    GWAC    % SFD  % PUD % Owner Occ % Investor
--------    ---------  ---------------- ---------------  ----    ---      ----    ----    -----  ----- ----------- ----------
    500        524
    525        574
    575        599           2.76          36,095.77    594.80  41.29    98.66    10.88   74.37  17.26    100.00       0.00
    600        619          11.46          37,855.35    610.22  42.24    98.83    10.82   75.08  13.71     99.70       0.07
    620        639          16.28          42,662.41    629.56  42.18    98.52    10.59   70.33  13.80     99.40       0.47
    640        659          15.34          47,705.54    648.97  41.64    98.01    10.15   66.25  13.83     97.86       1.97
    660        679          14.29          53,189.97    669.13  40.18    97.41     9.88   61.63  17.22     96.05       3.54
    680        699          11.83          51,819.58    688.82  38.92    96.40     9.45   60.20  18.06     92.78       6.55
    700        724          11.00          50,075.24    711.06  37.94    96.48     9.14   62.85  16.68     88.50      10.41
    725        749           8.42          51,171.43    736.39  38.13    95.59     8.80   60.30  17.01     89.82       9.15
    750 max                  8.62          43,606.44    771.31  34.59    94.24     8.70   58.94  16.50     81.12      17.07


FICO Low    FICO High   % 2+ family % Full Doc % Ltd Doc % No Doc % MI % Int Only % CA  % NY  % FL
--------    ---------   ----------- ---------- --------- -------- ---- ---------- ----  ----  ----
    500        524
    525        574
    575        599           2.28        98.31      1.69     0.00 0.00    0.00    11.51  2.37  9.17
    600        619           4.55        79.92     20.08     0.00 0.00    0.00    17.98  2.26 10.55
    620        639           7.08        56.30     43.21     0.49 0.00    0.00    24.07  4.45  8.56
    640        659           9.59        42.19     57.23     0.58 0.00    0.00    32.17  4.43  7.59
    660        679          10.86       32.15     64.20      3.65 0.00    0.00    32.24  5.70  7.17
    680        699          13.64       29.85     63.57      6.58 0.00    0.00    33.91  5.48  6.54
    700        724          12.37       34.75     59.94      5.31 0.00    0.00    30.73  4.30  8.80
    725        749          13.57       33.41     56.50     10.09 0.00    0.00    30.06  6.61  6.41
    750 max                 16.22       45.31     46.99      7.71 0.00    0.00    23.89  7.53  6.25

VIII. MANUFACTURED HOME LOANS (IF ANY)

                             Row - %            Wtd Avg        Wtd Avg    Wtd Avg   Wtd Avg    Wtd Avg
FICO Low     FICO High   Total Collateral   Curr. Bal./Loan      FICO       DTI       LTV       GWAC      % SFD
--------     ---------   ----------------   ---------------      ----       ---       ---       ----      -----
    500          524
    525          574
    575          599
    600          619
    620          639
    640          659
    660          679
    680          699
    700          724
    725          749
    750 max


FICO Low     FICO High      % PUD     % Owner Occ     % Investor   % 2+ family   % Full Doc    % Ltd Doc    % No Doc     % MI
--------     ---------      -----     -----------     ----------   -----------   ----------    ---------    --------     ----
    500          524
    525          574
    575          599
    600          619
    620          639
    640          659
    660          679
    680          699
    700          724
    725          749
    750 max

                                          % Land/   % Single
FICO Low     FICO High     % Int Only      Home       wide           % CA         % NY        % FL       2/28      3/27    5/25
--------     ---------     ----------     -------   --------         ----         ----        ----       ----      ----    ----
    500          524
    525          574
    575          599
    600          619
    620          639
    640          659
    660          679
    680          699
    700          724
    725          749
    750 max


VIII NEVADA LOANS

                             Row - %            Wtd Avg        Wtd Avg    Wtd Avg   Wtd Avg    Wtd Avg
FICO Low     FICO High   Total Collateral   Curr. Bal./Loan      FICO       DTI       LTV       GWAC      % SFD     % PUD
--------     ---------   ----------------   ---------------      ----       ---       ---       ----      -----     -----
    500          524
    525          574
    575          599
    600          619           0.02            26,600.28        612.38     30.54     98.96      11.65     100.00     0.00
    620          639           0.05            34,024.37        629.73     43.53     98.75      10.97     100.00     0.00
    640          659           0.01            22,251.81        643.83     41.06     100.00     11.31     100.00     0.00
    660          679           0.02            24,071.13        672.71     43.52     98.78      8.67      100.00     0.00
    680          699           0.02            24,961.63        681.02     45.35     96.65      8.49      100.00     0.00
    700          724
    725          749           0.01            24,638.45        738.02     35.63     98.68      7.96      100.00     0.00
    750 max


FICO Low     FICO High         %Condo      % Owner Occ   % Investor    % 2+ family   % Full Doc   % Ltd Doc  % No Doc     % MI
--------     ---------         ------      -----------   ----------    -----------   ----------   ---------  --------     ----
    500          524
    525          574
    575          599
    600          619            0.00          100.00        0.00          0.00         31.24        0.00       68.76       0.00
    620          639            0.00          100.00        0.00          0.00         51.87        14.36      33.76       0.00
    640          659            0.00          100.00        0.00          0.00         100.00       0.00       0.00        0.00
    660          679            0.00          100.00        0.00          0.00         100.00       0.00       0.00        0.00
    680          699            0.00          100.00        0.00          0.00         100.00       0.00       0.00        0.00
    700          724
    725          749            0.00          100.00        0.00          0.00         49.92        0.00       50.08       0.00
    750 max


FICO Low     FICO High            % Int Only      % CA         % NY         % FL       5 yr IO    10 yr IO
--------     ---------            ----------      ----         ----         ----       -------    --------
    500          524
    525          574
    575          599
    600          619                  0.00         0.00         0.00         0.00          0           0
    620          639                  0.00         0.00         0.00         0.00          0           0
    640          659                  0.00         0.00         0.00         0.00          0           0
    660          679                  0.00         0.00         0.00         0.00          0           0
    680          699                  0.00         0.00         0.00         0.00          0           0
    700          724
    725          749                  0.00         0.00         0.00         0.00          0           0
    750 max


VIII VIRGINIA LOANS

                             Row - %            Wtd Avg        Wtd Avg    Wtd Avg   Wtd Avg    Wtd Avg
FICO Low     FICO High   Total Collateral   Curr. Bal./Loan      FICO       DTI       LTV       GWAC      % SFD     % PUD
--------     ---------   ----------------   ---------------      ----       ---       ---       ----      -----     -----
    500          524
    525          574
    575          599           0.03            22,257.28        595.81     38.31     100.00     11.25     100.00     0.00
    600          619           0.35            37,508.64        609.80     41.82     99.69      10.80     67.50     13.59
    620          639           0.49            44,962.78        627.88     43.57     97.03      10.46     63.84     30.86
    640          659           0.56            52,382.32        647.92     40.25     95.76      10.30     56.95     33.68
    660          679           0.54            69,537.10        669.97     42.53     97.66      10.04     53.95     42.29
    680          699           0.39            67,140.32        686.91     37.50     95.48      9.37      33.21     66.79
    700          724           0.55            60,813.18        711.94     31.61     94.47      9.34      71.79     27.01
    725          749           0.31            71,739.05        734.37     36.11     93.96      8.91      62.34     29.16
    750 max                    0.27            54,027.99        772.79     29.77     94.40      9.19      50.04     45.70


FICO Low     FICO High        %Condo      % Owner Occ   % Investor    % 2+ family   % Full Doc   % Ltd Doc  % No Doc     % MI
--------     ---------        ------      -----------   ----------    -----------   ----------   ---------  --------     ----
    500          524
    525          574
    575          599           0.00          100.00        0.00          0.00         100.00       0.00       0.00        0.00
    600          619           8.89          100.00        0.00          0.00         100.00       0.00       0.00        0.00
    620          639           5.30          100.00        0.00          0.00         55.95        0.00       39.54       0.00
    640          659           9.37          98.52         1.48          0.00         27.56        4.24       56.99       0.00
    660          679           3.76          95.58         1.81          0.00         24.90        0.00       53.39       0.00
    680          699           0.00          85.76         14.24         0.00         33.25        0.00       33.30       0.00
    700          724           1.21          84.73         15.27         0.00         20.30        0.00       30.39       0.00
    725          749           8.50          86.43         13.57         0.00         40.34        0.00       17.57       0.00
    750 max                    4.26          91.39         8.61          0.00         32.82        0.00       0.00        0.00


FICO Low     FICO High         % Int Only      % CA         % NY         % FL       5 yr IO    10 yr IO
--------     ---------         ----------      ----         ----         ----       -------    --------
    500          524
    525          574
    575          599               0.00         0.00         0.00         0.00           0           0
    600          619               0.00         0.00         0.00         0.00           0           0
    620          639               0.00         0.00         0.00         0.00           0           0
    640          659               0.00         0.00         0.00         0.00           0           0
    660          679               0.00         0.00         0.00         0.00           0           0
    680          699               0.00         0.00         0.00         0.00           0           0
    700          724               0.00         0.00         0.00         0.00           0           0
    725          749               0.00         0.00         0.00         0.00           0           0
    750 max                        0.00         0.00         0.00         0.00           0           0


VIII FLORIDA LOANS

                             Row - %            Wtd Avg        Wtd Avg    Wtd Avg   Wtd Avg    Wtd Avg
FICO Low     FICO High   Total Collateral   Curr. Bal./Loan      FICO       DTI       LTV       GWAC      % SFD     % PUD
--------     ---------   ----------------   ---------------      ----       ---       ---       ----      -----     -----
    500          524
    525          574
    575          599           0.25            35,291.14        595.47     40.77     100.00     11.19     66.64     25.40
    600          619           1.21            36,955.38        610.62     42.42     98.84      11.15     63.33     25.18
    620          639           1.39            38,269.84        629.39     41.79     98.09      10.59     64.32     20.61
    640          659           1.16            38,073.96        649.21     39.58     96.95      10.42     66.97     14.62
    660          679           1.02            44,268.45        668.42     39.73     95.02      9.99      52.46     25.96
    680          699           0.77            42,738.43        688.11     39.35     96.89      9.54      63.57     21.65
    700          724           0.97            46,069.28        710.43     38.56     96.13      9.57      45.48     29.34
    725          749           0.54            44,148.46        734.70     38.10     95.67      9.05      53.69     30.27
    750 max                    0.54            36,816.40        772.85     32.56     94.90      9.10      42.44     43.72

                                           %Condo
FICO Low     FICO High      %Condo      AND INVESTOR  % Owner Occ   % Investor   % 2+ family  % Full Doc  % Ltd Doc   % No Doc
--------     ---------      ------      ------------  -----------   ----------   -----------  ----------  ---------   --------
    500          524
    525          574
    575          599         7.96           0.00        100.00         0.00          0.00       100.00      0.00        0.00
    600          619         6.41           0.00        100.00         0.00          2.81        71.06      1.83       20.05
    620          639        13.93           0.00        100.00         0.00          0.00        53.34      3.78       37.02
    640          659        18.41           0.00         97.31         2.33          0.00        31.77      1.89       59.93
    660          679        12.66           0.35         92.61         7.39          8.19        24.06      2.52       53.64
    680          699        11.46           0.00         94.25         4.57          3.32        27.51      0.00       58.82
    700          724        25.18           3.46         82.89         13.54         0.00        29.97      3.02       47.50
    725          749        14.46           2.15         84.35         15.65         1.59        37.76      5.39       41.69
    750 max                 13.84           0.00         71.77         24.17         0.00        24.41      0.00       49.02


FICO Low     FICO High      % MI      % Int Only      % CA         % NY        % FL       5 yr IO    10 yr IO
--------     ---------      ----      ----------      ----         ----        ----       -------    --------
    500          524
    525          574
    575          599        0.00         0.00         0.00         0.00          100         0           0
    600          619        0.00         0.00         0.00         0.00          100         0           0
    620          639        0.00         0.00         0.00         0.00          100         0           0
    640          659        0.00         0.00         0.00         0.00          100         0           0
    660          679        0.00         0.00         0.00         0.00          100         0           0
    680          699        0.00         0.00         0.00         0.00          100         0           0
    700          724        0.00         0.00         0.00         0.00          100         0           0
    725          749        0.00         0.00         0.00         0.00          100         0           0
    750 max                 0.00         0.00         0.00         0.00          100         0           0